POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Jeffrey A. Miller and Van H. Beckwith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Annual Report on Form 10-K for the year ended December 31, 2020 (the “Form 10-K”), including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Form 10-K and any and all amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
    IN TESTIMONY WHEREOF, witness my hand this 11th day of January, 2021.

                            /s/ Abdulaziz F. Al Khayyal
                            Abdulaziz F. Al Khayyal

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Jeffrey A. Miller and Van H. Beckwith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Annual Report on Form 10-K for the year ended December 31, 2020 (the “Form 10-K”), including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Form 10-K and any and all amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
    IN TESTIMONY WHEREOF, witness my hand this 11th day of January, 2021.

                            /s/ William E. Albrecht
                            William E. Albrecht

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Jeffrey A. Miller and Van H. Beckwith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Annual Report on Form 10-K for the year ended December 31, 2020 (the “Form 10-K”), including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Form 10-K and any and all amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
    IN TESTIMONY WHEREOF, witness my hand this 11th day of January, 2021.

                            /s/ M. Katherine Banks
                            M. Katherine Banks

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Jeffrey A. Miller and Van H. Beckwith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Annual Report on Form 10-K for the year ended December 31, 2020 (the “Form 10-K”), including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Form 10-K and any and all amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
    IN TESTIMONY WHEREOF, witness my hand this 11th day of January, 2021.

                            /s/ Alan M. Bennett
                            Alan M. Bennett

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Jeffrey A. Miller and Van H. Beckwith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Annual Report on Form 10-K for the year ended December 31, 2020 (the “Form 10-K”), including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Form 10-K and any and all amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
    IN TESTIMONY WHEREOF, witness my hand this 11th day of January, 2021.

                            /s/ Milton Carroll
                            Milton Carroll

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Jeffrey A. Miller and Van H. Beckwith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Annual Report on Form 10-K for the year ended December 31, 2020 (the “Form 10-K”), including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Form 10-K and any and all amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
    IN TESTIMONY WHEREOF, witness my hand this 11th day of January, 2021.

                            /s/ Nance K. Dicciani
                            Nance K. Dicciani

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Jeffrey A. Miller and Van H. Beckwith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Annual Report on Form 10-K for the year ended December 31, 2020 (the “Form 10-K”), including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Form 10-K and any and all amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
    IN TESTIMONY WHEREOF, witness my hand this 11th day of January, 2021.

                            /s/ Murry S. Gerber
                            Murry S. Gerber

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Jeffrey A. Miller and Van H. Beckwith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Annual Report on Form 10-K for the year ended December 31, 2020 (the “Form 10-K”), including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Form 10-K and any and all amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
    IN TESTIMONY WHEREOF, witness my hand this 11th day of January, 2021.

                            /s/ Patricia Hemingway Hall
                            Patricia Hemingway Hall

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Jeffrey A. Miller and Van H. Beckwith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Annual Report on Form 10-K for the year ended December 31, 2020 (the “Form 10-K”), including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Form 10-K and any and all amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
    IN TESTIMONY WHEREOF, witness my hand this 11th day of January, 2021.

                            /s/ Robert A. Malone
                            Robert A. Malone